Exhibit 99.1

Connecticut Bankers Association 2010 Annual Meeting Federal Home Loan Bank of Boston Update Friday, November 5, 2010 Edward A. Hjerpe III President and Chief Executive Officer 0

1 Cautionary Statements Regarding Forward-Looking Statements, Data, and Adjusted Information Forward-looking statements: This presentation, including the third quarter 2010 highlights herein, uses forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are based on the Bank’s expectations as of the date hereof. The words “will,” “expect,” “likely,” and similar statements and their plural, negative, past, and progressive forms as well as statements about the Bank’s operating plan and future plans are used in this notification to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair-value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment spreads on mortgage assets. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank. Data: Data set forth herein is unaudited. Data identified herein with a third-party source is provided to you without any independent verification by the Federal Home Loan Bank of Boston, and the Federal Home Loan Bank of Boston expressly disclaims any responsibility for, its accuracy, completeness or whether any additional information is necessary to make such data not materially misleading. Accordingly, you are cautioned against placing any undue reliance on such data. Adjusted information: This presentation uses non-GAAP financial information. Specifically, the Bank adjusts GAAP net income for the impact of (i) Affordable Housing Program and Resolution Funding Corporation assessments and (ii) OTTI charges. Management believes this information may be informative to investors in gauging the Bank’s financial performance, identifying trends, and providing meaningful period-to-period comparisons.

Topics Business Operating Environment Financial Results Risk Management Legislative Issues 2 For your convenience, a copy of this presentation is available at http://www.fhlbboston.com

3 Long-Term Operating Plan Execution Progress to date Staff reductions and other operating expense reductions Organizational and management changes Streamlined internal committee structure Information Technology plan formulation/New chief technology officer Communications to enhance Bank visibility with members, employees, and elected officials New product offerings Successful investment strategy Lease signed to relocate Bank’s headquarters $5.0 million Affordable Housing and Equity Builder Programs Objective: Restore consistent profitability and normal operations so that we can pay a dividend, repurchase excess stock, and more fully fund the Affordable Housing Program

Supporting Affordable Housing and Community Development in New England For More Than 20 Years The Affordable Housing Program received the National Housing Conference “Housing Program of the Year Award” in June 2010. This year also marks the 10-year anniversary of the Greater Boston Affordable Housing Development Competition Since 1990, the Bank has committed $181.1 million of funds in grants and interest-rate subsidies on advances, and $160.5 million in low-interest loans Community Development advances support small businesses’ capital needs and provide financing for affordable housing or improvements to local roads or schools Since 2003, the Bank has also contributed $14.1 million through the Equity Builder Program, assisting 1,336 home buyers through its members 4

Looking Ahead Development of next year’s business plan underway. Will plan to: Grow retained earnings and reduce balance-sheet-risk position Develop products and services suitable for the current environment Grow membership Execute prudent and profitable investment strategies Continue to focus on organizational effectiveness and efficiency Challenges Economy and interest-rate environment Industry health Uncertainties Regulatory and legislative outlook REFCorp Obligation - Once obligation is satisfied, funds may be available to support retained earnings and capital 5

Third Quarter 2010 Financial Results

Third Quarter 2010 Highlights 7 Assets $62.0 billion Advances $30.2 billion Net Income Before OTTI, REFCorp and AHP $6 2.1 million Credit - Related OTTI Losses $(5.9 million) REFCorp $( 10.3 million) AHP $( 4.6 million) Net Income $41.3 million

Total Assets, Advances, and MPF 8 57.4 37.3 4.5 78.2 55.7 4.1 80.4 56.9 4.2 62.5 37.6 3.5 61.6 35.2 3.4 64.7 36.0 3.3 62.0 30.2 3.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Billions 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010 Total Assets Advances MPF

Total Investments 9 15.2 17.9 18.9 20.9 22.3 25.1 28.3 5.9 1.3 8.0 6.0 2.0 9.9 4.0 4.8 10.1 2.2 5.9 12.8 2.1 6.2 14.0 2.0 6.5 16.6 1.9 6.7 19.7 $0 $5 $10 $15 $20 $25 $30 Billions 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010 PLMBS Agency MBS Other

Net Income 10 *Includes $349.1 million of noncredit losses on PLMBS, subsequently reclassified to accumulated OCI upon adoption of amended accounting guidance related to OTTI. Year to Date: $83.0 million 195.8 198.2 (115.8) (186.8) 22.9 18.7 41.3 -$200 -$150 -$100 -$50 $0 $50 $100 $150 $200 Millions 2006 2007 2008 * 2009 Q1 2010 Q2 2010 Q3 2010

Net Income Before OTTI, REFCorp, and AHP 11 Year to Date: $172.1 million 266.6 270.0 265.9 257.3 54.0 55.9 62.1 $0 $50 $100 $150 $200 $250 $300 Millions 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010

Total Capital 12 2,533 3,388 3,430 2,764 2,885 3,037 3,175 187 3 2,343 226 (2) 3,164 (20) (135) 3,585 143 (1,022) 3,643 166 (927) 3,646 184 (806) 3,659 226 (713) 3,662 -$1,500 -$1,000 -$500 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Millions 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010 Retained Earnings Accumulated OCI Class-B Stock

Regulatory Capital Ratio 13 Minimum 4.4% 4.4% 4.6% 6.2% 6.3% 6.1% 6.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010

Market Value of Equity / Par Stock Continues to Improve Since 2008 Low 14 109.4% 102.6% 48.1% 77.6% 81.5% 86.8% 89.1% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2006 2007 2008 2009 Q1 2010 Q2 2010 Q3 2010

FHLBBoston

Federal Home Loan Bank System: Annual and 2010 Quarterly Financial Data

	12/31/06	12/31/07	12/31/08	12/31/09	1Q10	2Q10	3Q10
End Advances	$640.7B	$875.1B	$928.6B	$631.2B	$572.0B	$540.3B	$499.6B
Total Investments	$270.3B	$297.1B	$305.9B	$284.4B	$309.1B	$308.7B	$330.8B
Total Assets	$1,015.3B	$1,271.8B	$1,349.1 B	$1,015.6B	$965.7B	$937.1B	$903.6B
End Capital Stock[1]	$43.1B	$51.4B	$55.7B	$53.1B	$52.3B	$51.7B	$50.4B
End AOCI	$(0.2)B	$(0.3)B	$(3.0)B [2]	$(8.2)B	$(7.6)B	$(6.9)B	$(6.1)B
End Retained Earnings	$3.1B	$3.7B	$4.8B [2]	$6.0B	$6.2B	$6.4B	$7.0B
Pre-assessment/OTTI Income	$3.6B	$3.8B	$3.8B	$5.1B	$688MM	$958MM	$1,134MM
Period Credit Losses	-	-	$(0.1)B [2]	$(2.4)B	$(233)MM	$(495)MM	$(178)MM
Period REFCorp Assessment	$(0.7)B	$(0.7)B	$(0.4)B	$(0.6)B	$(90)MM	$(94)MM	$(154)MM
Period AHP Assessment	$(0.3)B	$(0.3)B	$(0.2)B	$(0.2)B	$(40)MM	$(43)MM	$(70)MM
Period Net Income	$2.6B	$2.8B	$1.2B [3]	$1.9B	$325MM	$326MM	$732MM
Period Return on Avg Equity	5.80%	6.01%	2.17%	3.95%	3.07%	3.04%	6.70%
End Regulatory Capital Ratio	4.65%	4.41%	4.42%	5.92%	6.17%	6.31%	6.47%

(1) Includes mandatorily redeemable capital stock classified as a liability
(2) Includes cumulative effect of adopting FSP FAS 115-2/124-2, January 1, 2009
(3) Includes $1.8B noncredit losses on PLMBS, subsequently reclassified to AOCI upon adoption of FSPs

Federal Home Loan Bank of Boston

Risk Management

Private-Label Mortgage-Backed Securities 17 Collateral Vintage Par Value 12/31/07 Avg. Price 12/31/07 Avg. Price 12/31/08 Avg. Price 12/31/09 Avg. Price 9 /3 0 /10 Par Value 9 /3 0 /10 Alt - A 2007 and prior $3.2 billion $97.28 $52.41 $52.60 $ 55.43 $1.6 billion Pay Option 2004 to 2007 $1.4 billion $ 95.73 $44.64 $48.84 $ 56.64 $1.0 billion Prime 2007 and prior $90 6 million $99.00 $74.59 $82.26 $ 86.85 $ 381 million Subprime 2004 and prior $ 39 million $97.4 0 $71. 98 $67.54 $ 69.7 5 $ 30 million CMBS 2003 and prior $431 million $99.60 $82.79 $96.57 $ 99.73 $ 94 million Total $6.0 billion $97.35 $55.04 $58.28 $61.13 $3.1 billion

Establishing Balance 18 A key principle of the Bank’s operating plan is to balance retained earnings and the aggregate exposure to unexpected risk. Over time this balance is expected to be achieved through risk containment and earnings growth. 18

Legislative Issues

The Dodd-Frank Wall Street Reform and Consumer Protection Act 20 Marks the greatest legislative change to financial supervision since the 1930s Financial institutions must now deal with the historic shift in U.S. banking, securities, derivatives, executive compensation, consumer protection, and corporate governance that will grow out of the general framework established by the bill Full weight of bill falls more heavily on large, complex financial institutions, but smaller institutions will also face a more complicated and expensive regulatory framework At 2000 pages long and requiring 243 rulemakings and 67 studies, the full impact of the bill cannot be determined Congress has designed the bill to become effective in stages U.S. financial regulators will enter an intense period of rulemaking over the next six to 18 months

21 Cost of Government Support $700 billion authorized by Congress in October 2008. In July 2010, the financial regulation overhaul reduced the amount authorized for TARP to $475 billion $473 billion committed to date Expired October 3, 2010 Bank commitments: $244.6 billion Non-bank commitments: $228.4 billion Approximately $100 million currently outstanding CBO(1) estimates total cost of TARP will be around $66 billion Authorized by the Housing and Economic Recovery Act of 2008, passed in July 2008 Support expires in 2012 Original ceiling was $100 billion for each company. In February 2009, it was raised to $200 billion. In December 2009 the Treasury removed any cap for the aid To date, $148.2 billion of capital has been injected into the two GSEs in exchange for preferred shares and annual dividends of 10 percent According to the CBO(2), losses could balloon to $400 billion. If housing prices fall further, some experts caution, the cost to the taxpayer could hit $1 trillion Emergency Economic Stabilization Act (The TARP) Fannie Mae and Freddie Mac Capital Infusion (1) CBO’s Budget and Economic Outlook Update – March 2010. (2) CBO’s Budgetary Treatment of Fannie Mae and Freddie Mac – January 2010.

22 GSE Reform: Differentiating FHLBanks from Freddie and Fannie Cooperative structure that reinforces conservative approach to risk management by eliminating many of the incentives that a publicly traded company might have to increase its risk profile to achieve higher returns for its shareholders Twelve unique: Geographic regions Management teams Stockholders/members Operating Structures Joint and several liability Balance Sheet Composition Fannie Mae: $809 billion on balance sheet. $2.7 trillion off balance sheet Freddie Mac: $716 billion on balance sheet. $1.8 trillion off balance sheet Mission - Ability to support members’ liquidity needs for housing, community, and economic development Collectively, the FHLBanks will work to preserve the cooperative, regional structure of the FHLBank System in conjunction with pending GSE legislation

23 Conclusion Business Operating Environment and Financial Results Moving toward our goal of returning to a position where we can resume dividend payments, repurchase excess stock, and more fully fund the Affordable Housing Program At $41.3 million, the Bank registered its fourth consecutive quarter of positive net income in the third quarter Will actively continue to develop new products and solutions, pursue prudent and profitable investment strategies, communicate with members and legislators, and enhance organizational effectiveness and efficiency Given the slow growth in the economy and legislative and regulatory uncertainties, the business environment will likely remain challenging Risk Management Private-label mortgage-backed securities balances continue to decline, credit losses are slowing, and market values are stabilizing Will continue to balance retained earnings and risk exposure through risk containment strategies and revenue growth Legislative Issues Uncertain how proposed and potential legislation may impact FHLBanks and the banking industry We will work hard to preserve our regional, self-capitalizing business model and oppose any legislation that could adversely affect our ability to serve as a reliable source of funding and financial services to members

Appendix

FHLBBoston

Federal Home Loan Bank of Boston
Annual and 2010 Quarterly Financial Data

	12/31/06	12/31/07	12/31/08	12/31/09	1Q10	2Q10	3Q10
End Advances	$37.3B	$55.7B	$56.9B	$37.6B	$35.2B	$36.0B	$30.2B
Total Investments	$15.2B	$17.9B	$18.9B	$20.9B	$22.3B	$25.1B	$28.3B
Total Assets	$57.4B	$78.2B	$80.4B	$62.5B	$61.6B	$64.7B	$62.0B
End Capital Stock[1]	$2.4B	$3.2B	$3.7B	$3.7B	$3.7B	$3.7B	$3.7B
End Accumulated Other Comprehensive Income	$0.0B	$0.0B	$(0.5)B[2]	$(1.0)B	$(0.9)B	$(0.8)B	$(0.7)B
End Retained Earnings	$187.3MM	$225.9MM	$329.4MM[2]	$142.6MM	$165.5MM	$184.2MM	$225.6MM
Pre-assessment Income Before OTTI	$266.6MM	$270.0MM	$265.9MM	$257.3MM	$53.9MM	$55.9MM	$60.6MM
Period Credit Losses	N/A	N/A	$(32.6)MM[2]	$(444.1)MM	$(22.8)MM	$(30.4)MM	$(5.9)MM
Period REFCorp Assessment	$(49.0)MM	$(49.6)MM	-	-	$(5.7)MM	$(4.7)MM	$(10.3)MM
Period AHP Assessment	$(21.8)MM	$(22.2)MM	-	-	$(2.5)MM	$(2.1)MM	$(4.6)MM
Period Net Income	$195.8MM	$198.2MM	$(115.8)MM[3]	$(186.8)MM	$22.9MM	$18.7MM	$41.3MM
Period Return on Average Equity	7.19%	6.96%	(3.17)%	(6.49)%	3.28%	2.54%	5.30%
End Regulatory Capital Ratio	4.42%	4.37%	4.99%[2]	6.20%	6.34%	6.07%	6.41%
Market/Par Value of Stock [1]	109%	103%	48%	78%	82%	87%	89%

[1]Includes mandatorily redeemable capital stock classified as a liability. [2]Includes cumulative effect of adopting FSP FAS 115-2 and FAS 124-2, January 1, 2009.
[3]Includes $349.1MM of noncredit losses, subsequently reclassified to AOCI upon adoption of FSPs. Excluding non-credit loss, pre-assessment net income would be $233.3MM

Federal Home Loan Bank of Boston
25

As of 9/30/2010 Affordable Housing Programs $Millions CT MA ME NH RI VT Total Community Development Advances (From 1990 to date) $ Approved $1 , 783.8 $6,640.7 $1,097.6 $610.6 $286.3 $548.3 $10,967.3 Total CDA Units 9,358 36,464 4,997 5,132 2,098 2,640 60,689 Affordable Housing Program (From 1990 to date) Direct Subsidy/Grant $20.5 $72.6 $25 .4 $11.5 $7.9 $9.8 $147.7 Subsidized Advances $18.6 $81.8 $10.6 $11.8 $17.0 $20.7 $160.5 Total AHP Subsidy $25.1 $87.6 $28.3 $14.2 $11.5 $14.4 $181.1 Total AHP Units 2,926 12,882 2,602 1,317 987 1,511 22,225 Equity Builder Program (From 2003 to date) $ Disbursed $1.4 $6.1 $2.0 $1.1 $0.8 $2.7 $14.1 Total EBP Units 130 638 190 84 64 230 1,336 Total Units 12,414 49,984 7,789 6,533 3,149 4,381 84,250